                                                        PURSUANT TO RULE 497(b)
                                                    REGISTRATION NOS. 333-67364
                                                                      333-69372
                                                                      333-63290


                                            TAX EXEMPT SECURITIES TRUST
  --------------------------------------------------------------------
                                             Intermediate Term Trust 39
                                                   California Trust 186
                                                   New Jersey Trust 152

                             Unit Investment Trusts


                           The Tax Exempt Securities Trust is sponsored by
         [LOGO OF          Salomon Smith Barney Inc. and consists of three
  SALOMON SMITH BARNEY]    separate unit investment trusts: Intermediate Term
                           Trust 39, California Trust 186 and New Jersey Trust
                           152. The Intermediate Term Trust contains a fixed portfolio of intermediate term municipal bonds and each state designated trust contains a fixed portfolio of long term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated August 17, 2001

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST
INVESTMENT SUMMARY AS OF AUGUST 16, 2001
Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in each of the trusts are rated A or better by Standard & Poor's, Moody's or Fitch. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

  . Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings.

  . The effective maturity of a long term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

  . The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

  . The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

  . Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust's termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price per unit as of August 16, 2001, would have been $1,055.76 for the Intermediate Term Trust, $1,044.17 for the California Trust and $1,045.17 for the New Jersey Trust. During the initial public offering period the Public Offering Price per unit is calculated by:

  . dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding

  . adding a sales charge of 3.70% (3.842% of the aggregate offering price of the bonds per unit) for the Intermediate Term Trust and 4.70% (4.932% of the aggregate offering price of the bonds per unit) for the California and New Jersey Trusts

  . adding a per unit amount sufficient to reimburse the Sponsor for organizational costs

After the initial offering period the Public Offering Price per unit is calculated by:

  . dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding

  . adding a sales charge of 4.00% (4.167% of the aggregate bid price of the bonds per unit) for the Intermediate Term Trust and 5.00% (5.263% of the aggregate bid price of the bonds per unit) for the California and New Jersey Trusts

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR INTERMEDIATE TERM TRUST 39
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     3.70%   $38.97
Reimbursement to Sponsor for Estimated Organization Costs..     .237%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .116%   $ 1.18
Other Operating Expenses...................................     .028%   $  .28
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .169%   $ 1.71
                                                                ====    ======

Example

                                                     Cumulative Expenses
                                                         and Charges
                                                       Paid for Period
                                                    ----------------------
                                                     1     3     5    10
                                                    Year Years Years Years
                                                    ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .169%
and a 5% annual return on the investment
throughout the periods............................  $387 $422  $462  $578

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR CALIFORNIA TRUST 186
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     4.70%   $48.96
Reimbursement to Sponsor for Estimated Organization Costs..     .240%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .121%   $ 1.20
Other Operating Expenses...................................     .034%   $  .34
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .180%   $ 1.79
                                                                ====    ======

Example

                                                       Cumulative Expenses
                                                           and Charges
                                                         Paid for Period
                                                      ----------------------
                                                       1     3     5    10
                                                      Year Years Years Years
                                                      ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .180%
and a 5% annual return on the investment throughout
the periods.........................................  $488 $525  $567  $689

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR NEW JERSEY TRUST 152
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                             As a % of
                                                               Public   Amounts
                                                              Offering    per
                                                               Price     Unit
                                                             ---------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage
 of offering price)........................................     4.70%   $49.01
Reimbursement to Sponsor for Estimated Organization Costs..     .240%   $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from
Trust assets)

                                                                        Amounts
                                                             As a % of    per
                                                             Net Assets  Unit
                                                             ---------- -------
Trustee's Fee..............................................     .119%   $ 1.18
Other Operating Expenses...................................     .030%   $  .30
Maximum Portfolio Supervision, Bookkeeping and
 Administrative Fees.......................................     .025%   $  .25
                                                                ----    ------
  Total....................................................     .174%   $ 1.73
                                                                ====    ======

Example

                                                       Cumulative Expenses
                                                           and Charges
                                                         Paid for Period
                                                      ----------------------
                                                       1     3     5    10
                                                      Year Years Years Years
                                                      ---- ----- ----- -----
An investor would pay the following expenses and
charges on a $10,000 investment, assuming the
Trust's estimated operating expense ratio of .174%
and a 5% annual return on the investment throughout
the periods.........................................  $487 $523  $564  $682

  The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF AUGUST 16, 2001 /\
Sponsor

Salomon Smith Barney Inc.

Trustee

The Chase Manhattan Bank

Evaluator

Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc.

Date of Deposit and of Trust Agreement

August 16, 2001

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing September 1, 2001.

Distribution Dates

The fifteenth day of each month,** commencing September 15, 2001.

Evaluation Time

As of 1:00 p.m. on the Date of Deposit. Thereafter, as of 4:00 p.m. Eastern
Time.

Evaluator's Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor's Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.
--------
/\ The Date of Deposit. The Date of Deposit is the date on which the Trust
   Agreement was signed and the deposit with the Trustee was made.
* The actual date of termination of each Trust may be considerably earlier (see Part B, "Amendment and Termination of the Trust Agreement-- Termination").
** The first monthly income distribution of $2.01 for the Intermediate Term
   Trust, $2.12 for the California Trust and $2.04 for the New Jersey Trust, will be made on September 15, 2001.
*** In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF AUGUST 16, 2001

                                           Intermediate  California  New Jersey
                                           Term Trust 39 Trust 186   Trust 152
                                           ------------- ----------  ----------
Principal Amount of Bonds in Trust.......   $3,000,000   $4,000,000  $2,000,000
Number of Units..........................        3,000        4,000       2,000
Principal Amount of Bonds in Trust per
 Unit....................................   $    1,000   $    1,000  $    1,000
Fractional Undivided Interest in Trust
 per Unit................................      1/3,000      1/4,000     1/2,000
Minimum Value of Trust:
 Trust Agreement may be Terminated if
  Principal Amount is less than..........   $1,500,000   $2,000,000  $1,000,000
Calculation of Public Offering Price per
 Unit*:
 Aggregate Offering Price of Bonds in
  Trust..................................   $3,042,858   $3,970,841  $1,987,325
                                            ==========   ==========  ==========
 Divided by Number of Units..............   $ 1,014.29   $   992.71  $   993.66
 Plus: Sales Charge (3.70% for the
  Intermediate Term Trust and 4.70% for
  the California and New Jersey Trusts of
  the Public Offering Price).............   $    38.97   $    48.96  $    49.01
                                            ----------   ----------  ----------
 Public Offering Price per Unit..........   $ 1,053.26   $ 1,041.67  $ 1,042.67
 Plus: Estimated Organization Expenses...   $     2.50   $     2.50  $     2.50
 Plus: Accrued Interest*.................   $      .80   $      .84  $      .81
                                            ----------   ----------  ----------
 Total...................................   $ 1,056.56   $ 1,045.01  $ 1,045.98
                                            ==========   ==========  ==========
Sponsor's Initial Repurchase Price per
 Unit (per Unit Offering Price of
 Bonds)**................................   $ 1,014.29   $   992.71  $   993.66
Approximate Redemption Price per Unit
 (per Unit Bid Price of Bonds)**.........   $ 1,004.29   $   982.71  $   983.66
                                            ----------   ----------  ----------
Difference Between per Unit Offering and
 Bid Prices of Bonds.....................   $    10.00   $    10.00  $    10.00
                                            ==========   ==========  ==========
Calculation of Estimated Net Annual
 Income per Unit:
 Estimated Annual Income per Unit........   $    49.95   $    52.67  $    50.81
 Less: Estimated Trustee's Annual
  Fee***.................................   $     1.18   $     1.20  $     1.18
 Less: Other Estimated Annual Expenses...   $      .53   $      .59  $      .55
                                            ----------   ----------  ----------
 Estimated Net Annual Income per Unit....   $    48.24   $    50.88  $    49.08
                                            ==========   ==========  ==========
Calculation of Monthly Income
 Distribution per Unit:
 Estimated Net Annual Income per Unit....   $    48.24   $    50.88  $    49.08
 Divided by 12...........................   $     4.02   $     4.24  $     4.09
Accrued interest from the day after the
 Date of Deposit to the first record
 date**..................................   $     2.01   $     2.12  $     2.04
First distribution per Unit..............   $     2.01   $     2.12  $     2.04
Daily Rate (360-day basis) of Income
 Accrual per Unit........................   $    .1340   $    .1413  $    .1363
Estimated Current Return based on Public
 Offering Price****......................         4.57%        4.87%       4.70%
Estimated Long-Term Return****...........         4.13%        4.53%       4.53%

--------
   * Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
  ** This figure will also include accrued interest from the day after the Date of Deposit to the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor's Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
 *** Per $1,000 principal amount of Bonds, plus expenses.
**** The Estimated Current Return is calculated by dividing the Estimated Net
     Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST
PORTFOLIO SUMMARY AS OF AUGUST 16, 2001

                                         Intermediate   California   New Jersey
                                         Term Trust 39  Trust 186    Trust 152
                                         ------------- ------------ ------------
Number of municipal bonds (from 7
 states for the Intermediate Term
 Trust; from California for the
 California Trust; and from New Jersey
 and Puerto Rico for the New Jersey
 Trust)................................         7             8            7
Number of bonds issued with "original
 issue discount".......................         5             8            7
Average life to maturity of the bonds
 in the Trust (in years)...............      10.6          27.0         28.8
                                         Percentages+  Percentages+ Percentages+
                                         ------------- ------------ ------------
Percentage of bonds acquired from the
 Sponsor (as sole underwriter, member
 of underwriting syndicate or otherwise
 from its own organization)............       0.0%          0.0%        12.9%
General obligation bonds backed by the
 taxing power of state issuer..........      22.2%          0.0%         0.0%
Bonds not supported by the issuer's
 power to levy tax.....................      77.8%        100.0%       100.0%
The bonds derived their income from the
 following primary sources:
 . hospital and health care facilities..      70.6%*        48.7%*       50.9%*
 . tax allocation.......................       0.0%         14.6%         0.0%
 . transportation facilities............       0.0%         11.6%        43.9%*
 . various purpose......................       7.2%          0.0%         0.0%
 . water and sewer facilities...........       0.0%         25.1%*        5.2%
The bonds in the Trust are rated as
 follows:
 . Standard & Poor's
  AAA..................................      22.2%         58.1%        34.5%
  AA...................................      16.3%          0.0%         0.0%
  A....................................      54.3%         41.9%        48.7%
                                             ----         -----        -----
    Total..............................      92.8%        100.0%        83.2%
                                             ====         =====        =====
 . Moody's
  Aa...................................       7.2%          0.0%         0.0%
  A....................................       0.0%          0.0%        16.8%
                                             ----         -----        -----
    Total..............................       7.2%          0.0%        16.8%
                                             ====         =====        =====
The following insurance companies have
 insured the bonds in the Trust as to
 timely payment of principal and
 interest:
 . ACA..................................      22.2%         41.9%         0.0%
 . AMBAC................................       0.0%         21.4%         0.0%
 . FGIC.................................       0.0%         13.0%        27.8%
 . MBIA.................................       0.0%         23.7%         6.7%
                                             ----         -----        -----
    Total..............................      22.2%        100.0%        34.5%
                                             ====         =====        =====

------------
+ Percentages based on the aggregate offering price of the bonds in the Trust.
* The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

UNDERWRITING

  The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

                                                            Units
                                              ----------------------------------
                                              Intermediate
                                                  Term     California New Jersey
                                                Trust 39   Trust 186  Trust 152
                                              ------------ ---------- ----------
Salomon Smith Barney Inc. ...................      750       2,400        650
388 Greenwich Street
New York, New York 10013

Pershing/division of DLJ.....................    1,000         500        500
1 Pershing Plaza
Jersey City, New Jersey 07399

Southwest Securities, Inc....................      500       1,000        500
45 Broadway
New York, New York 10006

CIBC Oppenheimer Corp........................      250         --         250
Oppenheimer Tower
One World Financial Center
New York, New York 10281

Gruntal & Co. Incorporated...................      250         100        100
14 Wall Street
New York, New York 10005

Morgan Keegan & Co., Inc. ...................      250         --         --
50 North Front Street
Memphis, Tennessee 38103


                                                 -----       -----      -----
Total........................................    3,000       4,000      2,000
                                                 =====       =====      =====

                          INDEPENDENT AUDITORS' REPORT

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, Intermediate Term Trust 39, California Trust 186 and New Jersey Trust 152:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 39, California Trust 186 and New Jersey Trust 152 as of August 16, 2001. These financial statements are the responsibility of the Trustee (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on August 16, 2001, for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 39, California Trust 186 and New Jersey Trust 152 as of August 16, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                   /s/ KPMG LLP

New York, New York
August 16, 2001

                          TAX EXEMPT SECURITIES TRUST
                       STATEMENTS OF FINANCIAL CONDITION
                    AS OF DATE OF DEPOSIT, AUGUST 16, 2001

                                                     TRUST PROPERTY
                                          -------------------------------------
                                          Intermediate
                                               Term      California New Jersey
                                             Trust 39    Trust 186   Trust 152
                                          -------------- ---------- -----------
Investment in Tax-Exempt Securities:
  Bonds represented by purchase contracts
   backed by letter of credit (1)........   $3,042,858   $3,970,841 $ 1,987,325
Accrued interest through the Date of
 Deposit on underlying bonds (1)(2)......       30,032       54,113      21,325
Cash (3).................................        7,500       10,000       5,000
                                            ----------   ---------- -----------
    Total................................   $3,080,390   $4,034,954 $ 2,013,650
                                            ==========   ========== ===========
                                               LIABILITIES AND INTEREST OF
                                                      UNIT HOLDERS
                                          -------------------------------------
Liabilities:
  Accrued interest through the Date of
   Deposit on underlying bonds (1)(2)....   $   30,032   $   54,113 $    21,325
  Reimbursement to Sponsor for
   Organization Costs (3)................        7,500       10,000       5,000
                                            ----------   ---------- -----------
                                                37,532       64,113      26,325
                                            ----------   ---------- -----------
Interest of Unit Holders:
  Units of fractional undivided interest
     outstanding (Intermediate Term
     Trust 39: 3,000; California Trust
     186: 4,000; New Jersey Trust 152:
     2,000)
   Cost to investors (4).................    3,167,280    4,176,680   2,090,340
   Less--Gross underwriting commission
    (5)..................................      116,922      195,839      98,015
   Less--Organization Costs (3)..........        7,500       10,000       5,000
                                            ----------   ---------- -----------
   Net amount applicable to investors....    3,042,858    3,970,841   1,987,325
                                            ----------   ---------- -----------
    Total................................   $3,080,390   $4,034,954 $ 2,013,650
                                            ==========   ========== ===========

------------
(1) Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on August 16, 2001, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, "Public Offering--Offering Price." Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $12,000,000 which was deposited with the Trustee for the purchase of $9,000,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $9,001,024 plus $105,470 representing accrued interest thereon through the Date of Deposit.
(2) The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit holder of record on such date, as set forth in Part B, "Rights of Unit Holders--Distribution of Interest and Principal."
(3) A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization expenses are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4) Aggregate public offering price (exclusive of interest) computed on 3,000 Units of the Intermediate Term Trust, 4,000 Units of the California Trust and 2,000 Units of the New Jersey Trust, on the basis set forth in Part B, "Public Offering--Offering Price."
(5) Sales charge of 3.70%, 4.70% and 4.70% computed on 3,000 Units of the Intermediate Term Trust, 4,000 Units of the California Trust and 2,000 Units of the New Jersey Trust, respectively, on the basis set forth in Part B, "Public Offering--Offering Price."
(6) The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization expense) and accruals reflected in each Trust's financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering--Offering Price."

                          TAX EXEMPT SECURITIES TRUST
              INTERMEDIATE TERM TRUST 39--PORTFOLIO OF SECURITIES
                             AS OF AUGUST 16, 2001

                                                                     Cost of   Yield on  Annual
                Securities Represented               Redemption     Securities Date of  Interest
     Aggregate            by              Ratings    Provisions      to Trust  Deposit   Income
     Principal    Purchase Contracts        (1)          (2)          (3)(4)     (4)    to Trust
     --------- ------------------------   ------- ----------------- ---------- -------- --------

  1. $ 205,000 Alabama 21st Century        Aa1*     6/1/10 @ 102    $ 218,567   4.950%  $ 11,788
               Authority, Tobacco
               Settlement Revenue
               Bonds, 5.75% Due
               12/1/2012

  2.   250,000 City of Atlantic Beach,       A      10/1/09 @ 101     263,697   4.900     14,063
               Florida, Health Care
               Facilities Revenue
               Refunding Bonds, Fleet
               Landing Project, ACA
               Insured, 5.625% Due
               10/1/2013

  3.   500,000 Minnesota Agricultural        A           --           546,320   4.250     28,750
               and Economic Development
               Board, Health Care
               System Revenue Bonds,
               Fairview Health
               Services, 5.75% Due
               11/15/2008

  4.   385,000 The Industrial                A      12/1/10 @ 101     410,541   5.400     24,062
               Development Authority of           SF 12/1/10 @ 100
               the City of Cameron,
               Missouri, Health
               Facilities Revenue
               Bonds, Cameron Community
               Hospital, ACA Insured,
               6.25% Due 12/1/2012

  5.   410,000 Montgomery County,           A-     11/15/06 @ 102     430,463   4.800     23,062
               Pennsylvania, Industrial           SF 11/15/09 @ 100
               Development Authority,
               Retirement Community
               Revenue Bonds, ACTS
               Retirement-Life
               Communities, Inc.,
               Obligated Group, 5.625%
               Due 11/15/2012


                          TAX EXEMPT SECURITIES TRUST
              INTERMEDIATE TERM TRUST 39--PORTFOLIO OF SECURITIES
                             AS OF AUGUST 16, 2001

                                                                 Cost of   Yield on  Annual
                 Securities Represented             Redemption  Securities Date of  Interest
     Aggregate             by              Ratings  Provisions   to Trust  Deposit   Income
     Principal     Purchase Contracts        (1)       (2)        (3)(4)     (4)    to Trust
     ---------- ------------------------   ------- ------------ ---------- -------- --------

  6. $  750,000 General Obligation State     AAA   1/1/11 @ 101  $ 676,080  4.550%  $ 26,250
                School Facilities Bonds,
                South Carolina, 3.50%
                Due 1/1/2014

  7.    500,000 Knox County, Tennessee,      AA-        --         497,190  4.450     21,875
                Health Educational &
                Housing Facilities
                Board, Hospital
                Facilities Revenue
                Refunding Bonds,
                Catholic Healthcare
                Partners, 4.375% Due
                10/1/2010
     ----------                                                 ----------          --------
     $3,000,000                                                 $3,042,858          $149,850
     ==========                                                 ==========          ========



  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                 CALIFORNIA TRUST 186--PORTFOLIO OF SECURITIES
                             AS OF AUGUST 16, 2001

                                                                      Cost of   Yield on  Annual
                                                       Redemption    Securities Date of  Interest
     Aggregate  Securities Represented by   Ratings    Provisions     to Trust  Deposit   Income
     Principal      Purchase Contracts        (1)         (2)          (3)(4)     (4)    to Trust
     ---------- -------------------------   ------- ---------------- ---------- -------- --------

  1. $  500,000  California Health            AAA    10/1/08 @ 102   $  459,595  5.050%  $ 22,500
                 Facilities Financing               SF 10/1/21 @ 100
                 Authority, Insured
                 Revenue Bonds, Little
                 Company of Mary Health
                 Services, AMBAC Insured,
                 4.50% Due 10/1/2028

  2.    750,000  ABAG Finance Authority        A     11/1/09 @ 101      805,477  5.180     46,500
                 for Nonprofit                      SF 11/1/14 @ 100
                 Corporations,
                 California, Certificates
                 of Participation, The
                 O'Connor Woods Obligated
                 Group, ACA Insured,
                 6.20% Due 11/1/2029

  3.    185,000  Atwater, California,          A      6/1/08 @ 102      188,848  5.201     10,175
                 Redevelopment Agency,
                 Tax Allocation Refunding
                 Revenue Bonds, Downtown
                 Redevelopment Project,
                 ACA Insured, 5.50% Due
                 6/1/2022

  4.    500,000  East Bay Municipal           AAA     6/1/08 @ 101      479,910  5.000     23,750
                 Utility District,                  SF 6/1/29 @ 100
                 California, Water System
                 Subordinated Revenue
                 Bonds, MBIA Insured,
                 4.75% Due 6/1/2034

  5.    535,000  San Diego County,            AAA     5/1/08 @ 101      515,360  5.000     25,413
                 California, Water                  SF 5/1/25 @ 100
                 Authority, Water Revenue
                 Certificates of
                 Participation, FGIC
                 Insured, 4.75% Due
                 5/1/2028

  6.    500,000  Airport Commission, City     AAA     5/1/08 @ 101      461,390  5.050     22,500
                 and County of San                  SF 5/1/24 @ 100
                 Francisco, California,
                 San Francisco
                 International Airport
                 Revenue Bonds, MBIA
                 Insured, 4.50% Due
                 5/1/2026

  7.    405,000  Redevelopment Agency of      AAA     8/1/08 @ 101      389,586  5.000     19,237
                 the City of San Jose,
                 California, Merged Area
                 Redevelopment Project,
                 Tax Allocation Bonds,
                 AMBAC Insured, 4.75% Due
                 8/1/2030

  8.    625,000  Valley Health System,         A     5/15/06 @ 102      670,675  5.121     40,625
                 California, Hospital               SF 5/15/16 @ 100
                 Revenue Bonds, Refunding
                 and Improvements
                 Project, ACA Insured,
                 6.50% Due 5/15/2025
     ----------                                                      ----------          --------
     $4,000,000                                                      $3,970,841          $210,700
     ==========                                                      ==========          ========

  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                 NEW JERSEY TRUST 152--PORTFOLIO OF SECURITIES
                             AS OF AUGUST 16, 2001

                                                                               Cost of   Yield on  Annual
                                                                Redemption    Securities Date of  Interest
     Aggregate  Securities Represented by Purchase   Ratings    Provisions     to Trust  Deposit   Income
     Principal               Contracts                 (1)         (2)          (3)(4)     (4)    to Trust
     ---------- ----------------------------------   ------- ---------------- ---------- -------- --------

 1.  $  500,000      New Jersey Economic               A+      6/1/11 @ 102   $  522,025  5.000%  $ 27,500
                     Development Authority,                  SF 6/1/26 @ 100
                     Economic Development
                     Bonds, Masonic Charity
                     Foundation of New
                     Jersey, 5.50% Due
                     6/1/2031

 2.     325,000      New Jersey Health Care            A2*     7/1/09 @ 101      332,998  5.150     17,875
                     Facilities Financing                    SF 7/1/20 @ 100
                     Authority Revenue Bonds,
                     Burdette Tomlin Memorial
                     Hospital Issue, 5.50%
                     Due 7/1/2029

 3.     150,000      New Jersey Health Care            A+      7/1/10 @ 100      156,879  5.100      8,625
                     Facilities Financing                    SF 7/1/26 @ 100
                     Authority Revenue Bonds,
                     Robert Wood Johnson
                     University Hospital
                     Issue, 5.75% Due
                     7/1/2031

 4.     125,000      New Jersey Turnpike               AAA     1/1/10 @ 100      132,739  4.600      6,875
                     Authority, Turnpike                     SF 1/1/28 @ 100
                     Revenue Bonds, MBIA
                     Insured, 5.50% Due
                     1/1/2030

 5.     100,000      Jersey City, New Jersey,          AAA    7/15/08 @ 102      102,862  4.850      5,250
                     Municipal Utilities
                     Authority, Sewer Revenue
                     Bonds, FGIC Insured,
                     5.25% Due 7/15/2021

 6.     500,000      Port Authority of New             AAA    11/1/05 @ 101      449,965  4.950     21,250
                     York and New Jersey                     SF 10/1/19 @ 100
                     Consolidated Bonds, FGIC
                     Insured, 4.25% Due
                     10/1/2026

 7.     300,000      Puerto Rico Highway and            A      7/1/18 @ 100      289,857  4.950     14,250
                     Transportation                          SF 7/1/29 @ 100
                     Authority,
                     Transportation Revenue
                     Bonds, 4.75% Due
                     7/1/2038
     ----------                                                               ----------          --------
     $2,000,000                                                               $1,987,325          $101,625
     ==========                                                               ==========          ========

  The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1) For a description of the meaning of the applicable rating symbols as published by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service(*) and Fitch Investor Services, Inc.(**), see Part B, "Bond Ratings."

(2) There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "SF" indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, "Tax Exempt Securities Trust--Risk Factors."

(3) Contracts to purchase Bonds were entered into during the period July 2, 2001, through August 16, 2001, with the settlement date on or before August 23, 2001. The Profit to the Sponsor on Deposit totals $19,149 for the Intermediate Term Trust, $40,065 for the California Trust and $16,826 for the New Jersey Trust.

(4) Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, "Public Offering--Offering Price" and "Rights of Unit Holders-- Redemption of Units.") Yield on Date of Deposit was computed on the basis of offering prices on the date of deposit. On August 16, 2001, the aggregate bid price of the Bonds was $3,012,858 for the Intermediate Term Trust, $3,930,841 for the California Trust and $1,967,325 for the New Jersey Trust.

PROSPECTUS--Part B:
--------------------------------------------------------------------------------

 Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.
--------------------------------------------------------------------------------
TAX EXEMPT SECURITIES TRUST

The Trusts

  For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the "Holder") avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the "Trust Agreement"), of Salomon Smith Barney Inc., as Sponsor, The Chase Manhattan Bank, as Trustee, and Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a "State Trust") and each National Trust is referred to herein as the "Trust" and together they are referred to as "Trusts." On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds") and/or Units of preceding Series of Tax Exempt Securities Trust (the "Deposited Units"). The Bonds and Deposited Units (if any) are referred to herein collectively as the "Securities." After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust. These Units are now being offered hereby. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

  The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust's objectives will be achieved.

Portfolio

  The Sponsor's investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

  . whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

  . whether the Bonds were rated "A" or better by a major bond rating agency;

  . the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

  . the diversity of the types of Bonds; and

  . the cost of the Bonds relative to what the Sponsor believes is their value.

  An Intermediate Term trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the Date of Deposit. A National or State Trust not specified as to term will have a dollar-weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

  Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

  An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

  The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

  Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See "Taxes" herein.

"When Issued" and "Delayed Delivery" Bonds

  Certain Bonds in a Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of a Trust containing "delayed delivery" or "when issued" Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the "Summary of Essential Information" in Part A.

Redemption or Sale Prior to Maturity

  Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a

Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

  The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See "Taxes" herein.

Failure of a Contract to Purchase Bonds

  In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the "Replacement Bonds") for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

  . be a tax-exempt bond;

  . have a fixed maturity or disposition date comparable to the Bond it replaces;

  . be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

  . be purchased within twenty days after delivery of notice of the failed contracts; and

  . be rated in a category of A or better by a major rating organization.

  Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

  In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

  The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

  General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

  Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

  Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a

Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

  Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

  University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

  Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

  Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

  Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

  Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

  Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

  Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 2000, approximately 88% of Puerto Rico's exports were to the United States mainland, which was also the source of 56% of Puerto Rico's imports. In fiscal 2000, Puerto Rico experienced a $11.4 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1996 was $30.4 billion and gross product in fiscal 2000 was $41.4 billion ($34.8 billion in 1996 prices). This represents an increase in gross product of 36.3% from fiscal 1996 to 2000 (14.7% in 1996 prices).

  Average employment increased from 1,092,200 in fiscal 1996, to 1,159,470 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1996, to 11.0% in fiscal 2000, the lowest annual unemployment rate in more than two decades. According to the Labor Department's Household Employment Survey, during the first nine months of fiscal 2001, total employment increased 1.0% over fiscal 2000. Total monthly employment averaged 1,160,200 during the first nine months of fiscal 2001, compared to 1,149,700 in the same period of fiscal 2000.

  The Planning Board's gross product forecast for fiscal 2001, made in March 2001, projected an increase of 2.2% over fiscal 2000 and an increase of 2.0% for fiscal 2002. The performance of the economy during fiscal 2001 and 2002 will be effected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if the level of oil prices remain at their current high levels, this may adversely affect economic activity in Puerto Rico during the remainder of fiscal 2001 and during fiscal 2002.

Insurance

  Certain bonds (the "Insured Bonds") may be insured or guaranteed by American Capital Access Corporation ("ACA"), Asset Guaranty Insurance Co. ("AGI"), Ambac Assurance Corporation

("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital Markets Assurance Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company "Financial Guaranty"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. Standard & Poor's has assigned an A claims-paying ability to ACA and an AA claims-paying ability to AGI. The ratings are subject to change at any time at the discretion of the rating agencies.

  The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

  To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

  From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Taxes" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

  This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the

Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

  In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

  In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation's alternative minimum tax.

  In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

  The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

  The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

  From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

  As of the date of this prospectus, recently passed legislation will phase in lower personal income tax rates under federal law over the next six years. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than interest rates on similar taxable bonds.

  Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

  In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

     The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludible from federal gross income when received by the Trusts will be excludible from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludible from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

     Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder's method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

  The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under "Reinvestment Programs" in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

  The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust's tax basis (and the Holder's tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

  Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

  The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder's per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

  A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder's income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

  Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

  Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain (or loss) will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain (or loss) will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain (or loss) will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder's tax basis is otherwise a tax-free return of capital.

  A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

  Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 39.1%. As stated above, these rates are scheduled to change over time under recently passed legislation. Beginning in the year

2001, for Holders in the 15% tax bracket for ordinary income (or in the year 2006, for Holders in the 28% or higher tax bracket for ordinary income), capital gains realized with respect to Units and Bonds held for more than five years may be subject to a reduced rate of long-term capital gains tax. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

  If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

  Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income;
(3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

  The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

  Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

  If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

  After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

  Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

  The Trustee's, Evaluator's and Sponsor's fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee's fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

  The Evaluator's fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

  The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

  The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

Other Charges

  The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

  To the extent lawful, the Trust will also pay expenses associated with updating the Trusts' registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. Any payments received by the Sponsor reimbursing it for payments made to update Trusts' registration statements will not exceed the costs incurred by the Sponsors.

  The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

  During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator's determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to 4.00% of the Public Offering Price (4.167% of the aggregate bid price of the Bonds per Unit) for an Intermediate Term Trust and 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit) for a National or State Trust. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

  During the initial public offering period, the sales charge and dealer concession for the National and State Trusts will be reduced as follows:

                           Percent of                 Percent of
                             Public                   Net Amount                 Dealer
Units Purchased+         Offering Price                Invested                Concession
----------------         --------------               ----------               ----------
      1-99                   4.70%                      4.932%                   $33.00
    100-249                  4.25%                      4.439%                   $32.00
    250-499                  4.00%                      4.167%                   $30.00
    500-999                  3.50%                      3.627%                   $25.00
1,000 or more                3.00%                      3.093%                   $20.00

  During the initial offering period, the sales charge and dealer concession for the Intermediate Term Trusts will be reduced as follows:

                           Percent of                 Percent of
                             Public                   Net Amount                 Dealer
Units Purchased+         Offering Price                Invested                Concession
----------------         --------------               ----------               ----------
      1-99                   3.70%                      3.842%                   $26.00
    100-249                  3.25%                      3.359%                   $25.00
    250-499                  3.00%                      3.093%                   $22.50
    500-999                  2.50%                      2.564%                   $18.00
1,000 or more                2.00%                      2.041%                   $13.00

--------
+ The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

  The holders of units of any unit investment trust (the "Exchangeable Series") may exchange units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of $25 per Unit. See "Exchange Option" herein.

  The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

  Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .50%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .50%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

  During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term "business day," as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

  During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

  It is the Sponsor's intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale only in the State for which the Trust is named, except that Units of a New York Trust will also be offered for sale to residents of the State of Connecticut, the State of Florida and the Commonwealth of Puerto Rico. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under "Public Offering--Offering Price." The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

  Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

Market for Units

  While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

  Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per Unit. The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

  An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

  Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed charge of $25 per Unit. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder's Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,715 ($2,640 for the Units and $75 for the sales charge) and would receive the remainder of his proceeds ($345) in cash. The Holder, at his option, could also decide to add $560 ($535 for the Unit and $25 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

  Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program's Sponsor.

Sponsor's and Underwriters' Profits

  The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter's commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor's businesses to the extent permitted by applicable regulations.

  In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

RIGHTS OF HOLDERS

Certificates

  Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

  Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

  Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

  The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Income Distribution") plus such Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

  Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by The Chase Manhattan Bank pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

  As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

  The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

  The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement
(1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

  The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

  Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

  Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

  Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

  Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal

Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

  The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

  The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

  The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

  Salomon Smith Barney Inc. ("Salomon Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. ("Smith Barney") with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of Citigroup Inc. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as sponsor of most Series of Defined Assets Funds.

Limitations on Liability

  The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

  Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

  It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

  If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

  The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017, and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

  By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

  The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

  The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

  The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

  The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the

Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

  The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

  The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under "Summary of Essential Information." In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

  The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, as special counsel for the Sponsor.

Auditors

  The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

  Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS+

  All ratings shown under Part A, "Portfolio of Securities", except those identified otherwise, are by Standard & Poor's.

Standard & Poor's

  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

  The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

  A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

  Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments

------------
+ As described by the rating agencies.

and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's

  A brief description of the applicable Moody's rating symbols and their meanings is as follows:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Rating symbols may include numerical modifiers "1," "2," or "3." The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa," "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch

  A brief description of the applicable Fitch's rating symbols and their meanings is as follows:

  AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

  A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

Duff & Phelps

  A brief description of the applicable Duff & Phelps' rating symbols and their meanings is as follows:

  AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

  This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2001 taxable year based on the statutory rates in the recently passed legislation. These rates are subject to change and lower rates are scheduled to be phased in over the next six years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2001 Tax Year
-------------------------------------------------------------------------------

      Taxable Income Bracket                             Tax Exempt Yield
                                   Federal   Effective
                                     Tax      Federal
   Joint Return    Single Return   Bracket   Tax Rate  4.00% 4.50% 5.00% 5.50% 6.00%  6.50%
                                                Taxable Equivalent Yield
--------------------------------------------------------------------------------------------
 $      0- 12,000 $      0-  6,000  10.00%     10.00%  4.44% 5.00% 5.56% 6.11%  6.67%  7.22%
 $ 12,001- 45,200 $  6,001- 27,050  15.00      15.00   4.71  5.29  5.88  6.47   7.06   7.65
 $ 45,201-109,250 $ 27,051- 65,550  28.00      28.00   5.56  6.25  6.94  7.64   8.33   9.03
 $109,251-132,950 $ 65,551-132,950  31.00      31.00   5.80  6.52  7.25  7.97   8.70   9.42
 $132,951-166,500 $132,951-136,750  31.00      31.93   5.88  6.61  7.35  8.08   8.81   9.55
 $166,501-297,350 $136,751-297,350  36.00      37.08   6.36  7.15  7.95  8.74   9.54  10.33
 Over $297,350    Over $297,350     39.10      40.27   6.70  7.53  8.37  9.21  10.05  10.88
--------------------------------------------------------------------------------------------

Note: This table reflects the following:
  1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
  2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
  4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS--Part C:
--------------------------------------------------------------------------------

  Note: Part C of this Prospectus may not be distributed unless accompanied by
                                 Parts A and B.
--------------------------------------------------------------------------------
TAX EXEMPT SECURITIES TRUST--THE STATE TRUSTS

  Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

California Trust

  Risk Factors--The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers; however, it has not been updated. The Sponsor has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

  General Economic Conditions. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

  A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

  California's July 1, 2000, population of over 34 million people represented over 12 percent of the total United States population.

  California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 95 percent of population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

  California: Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

  The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund (which is the primary revenue account of the State, holding all revenues received by the State Treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced Federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

  The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000, of over $8.7 billion.

Fiscal Year 2000-01 Budget

  2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

  At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

  The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

  Some of the major features of the 2000 Budget Act were the following:

  1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

  2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent).

  3. Increased funding of $2.7 billion General Fund for health and human services.

  4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

  5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

  6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement ("COPS"), and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

  Subsequent Developments. The Governor announced on October 25, 2000, that pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

  The 2001-02 Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision"). The May Revision stated that General Fund revenues in 2000-01 are estimated to be $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy in 2000. Expenditures in 2000-01 were estimated to be $80.2 billion, about $1.4 billion above the Budget Act estimates. The Department of Finance estimated in the May Revision that the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.9 billion, a substantial increase over the Budget Act estimate of $1.78 billion. This reserve is being used to provide advances to support the Department of Water Resources power purchase program (see "Recent Development Regarding Energy" below). Even with these advances, the State reports that the Administration does not expect the need to utilize any significant amount of internal borrowing from other State funds prior to the end of the fiscal year.

Fiscal Year 2001-02 Budget

  The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

  The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

  The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-
02. The overall spending plan for 2001-02 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.

  Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

  General Obligation Bonds--As of May 1, 2001, the State had outstanding $22,890,018,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,979,499,000 of long-term general obligation bonds. This latter figure consists of $4,697,034,000 of authorized commercial paper notes, described below (of which $802,945,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,282,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations). In addition, on June 12, 2001, the State announced the sale of $1 billion in general obligation bonds, and on June 26, 2001, the State announced the closing of an additional $4.3 billion loan to the State, with the proceeds to be used to purchase energy (see "Recent Developments Regarding Energy" below).

  Ratings. As of June 12, 2001, the State's general obligation bonds were rated Aa3 by Moody's, A+ by Standard & Poor's, and AA by Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April 2001, citing the mounting and uncertain cost to the State of the current electrical power crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies. On June 28, 2001, Standard & Poor's removed California's debt ratings from credit watch and affirmed the State's general obligation bonds ratings. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local

California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  Commercial Paper Program--Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees of the State Legislature, whether or not such notes are actually issued. As of May 1, 2001, the Finance Committees had authorized the issuance of up to $4,697,034,000 of commercial paper notes; as of that date $802,945,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

  Lease-Purchase Debt--In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. The State had $6,619,973,464 General Fund-supported lease-purchase debt outstanding as of May 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,308,544,000 authorized and unissued as of May 1, 2001.

  Non-Recourse Debt--Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $28,674,361,510 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of May 1, 2001.

  Cash Flow Borrowings--As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State did not issue any revenue anticipation notes for the 2000-01 fiscal year.

  Local Government. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

  In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax money's including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety Program supporting local public safety departments and various other measures.

  Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

  Constitutional and Statutory Limitations; Recent Initiatives; Pending Legislation. The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

  Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

  There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most state subventions to local governments, appropriations for tax refunds, appropriation of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

  The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

  The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

  The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year and an estimate for 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit in that year. However, until all pertinent fiscal information is available for the fiscal year 1999-00, the actual overage amount is still an estimate. As of the release of the 2001-02 May Revision to the Governor's Budget, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $2.093 billion under the State Appropriations Limit in fiscal year 2000-01 and $9.769 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.

                           State Appropriations Limit
                                   (Millions)

                              ----------------------------------------------
                                            Fiscal Years
                              ----------------------------------------------
                              1997-98  1998-99  1999-00    2000-01   2001-02
                              -------  -------  --------   -------   -------
State Appropriations Limit... $44,778  $47,573  $ 50,673   $54,073   $59,318 *
Appropriations Subject to
 Limit....................... (40,743) (43,777)  (51,648)* (51,980)* (49,549)*
                              -------  -------  --------   -------   -------
Amount (Over)/Under Limit.... $ 4,035  $ 3,796  $   (975)* $ 2,093 * $ 9,769 *
                              =======  =======  ========   =======   =======

--------
*  Estimated/Projected
SOURCE: State of California, Department of Finance.

  On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in California Constitution Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

  Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

  During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

  In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

  Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has grown by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.6 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $28.0 billion. However, despite this decline in the calculated minimum guarantee, the Governor's May Revision for the 2001-02 Budget funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $46.5 billion or $7,168 per pupil at the K-12 level--an increase of more than seven percent in just the last year.

  Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust portfolio. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

  Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Recent Developments Regarding Energy

  Department of Water Resources Power Supply Program. Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. As of August 14, 2001, the last such blackout occurred on May 8, 2001. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC"). However, on July 16, 2001, the DWR announced that energy prices have continued a downward trend since May 2001.

  The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity produced by the Utilities and purchased by the Utilities from others under existing contracts. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, segregated and held in trust for the DWR and remitted to the DWR. The DWR believes that its rates (described below) and servicing agreements which the DWR expects to enter into with the Utilities are being structured so that the Utilities will not have any claim, including in bankruptcy proceedings, to the revenue from retail customers.

  The DWR's power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned (including money from the $4.3 billion loan to the State which closed June 26, 2001), but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR's cost of purchasing that electricity (although recent rate increases, described below, will increase the DWR's receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

  The DWR plans to sell revenue bonds beginning in August, 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. The bonds are to be issued under Division 27 (commencing with Section 80000) of the California Water Code, as amended effective August 14, 2001 (the "Power Act"), and a trust indenture that will provide that the revenue bonds are payable solely from payments from retail customers for electricity (and other funds held under the indenture). The revenue bonds will not be a liability of or backed by the State General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR under the Power Act may not exceed $13.4 billion.

  The Administration projects that the State has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

  Retail Electric Rates. Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. Rates for the electricity supplied by the DWR and the Utilities have been increased substantially in 2001. On March 27, 2001, the CPUC approved substantial electricity rate increases for end use customers in the service areas of the two largest Utilities. On May 15, 2001, the CPUC adopted orders setting a rate design to allocate the rate increase, with various rates applicable to different classes of customers and differing levels of usage. Under the Power Act, the DWR is to establish, revise and notify the CPUC of its revenue requirement at least annually, and more frequently as required, and the CPUC is to establish the retail rates to be charged to retail electric customers for power being sold by the DWR. The DWR notified the CPUC of its first revenue requirement on May 2, 2001, and CPUC action is expected soon to establish rates applicable solely to DWR electricity being delivered to retail customers.

  Following regulatory changes in the late 1990's, the Utilities were required by State law and CPUC orders to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short-term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. One result has been that the creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations.

  On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code, and on July 3, 2001, requested an extension of its exclusive right to file a plan of reorganization until December 6, 2001. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions which affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity.

  SCE has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor (described further below) designed to strengthen its financial condition.

  All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. See "Litigation" and "Pending Litigation" below for a discussion of related lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

  Executive and Legislative Initiatives. The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and
(4) maintaining the financial viability of California's public utilities. A number of power plant construction projects are underway in California and other Western states. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities;

reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; increase the hours of operation of existing facilities; and provide for rebates and rate reductions to reward conservation efforts.

  The Governor has conducted negotiations with the Utilities concerning the above-mentioned efforts to maintain the financial viability of the Utilities. A memorandum of understanding ("MOU") has been reached with SCE (but not the other Utilities) as to such matters as financing undercollections of power purchase costs, the purchase of high-voltage transmission lines, and future power purchases and sales. The MOU with SCE is subject to the enactment of authorizing legislation and CPUC and Federal Energy Regulatory Commission approval, among other conditions. There can be no assurance that the MOU will be implemented as signed, or in any modified form.

  Legislation was enacted in April, 2001, authorizing $850 million in State expenditures for energy conservation efforts, including funds to weatherize homes of low-income residents, funds for rebates on energy-efficient appliances, incentives for businesses that cut consumption, and public information campaigns. Legislation was enacted in May, 2001, to create the California Consumer Power and Conservation Financing Authority, a new State agency that will be authorized to build, purchase and obtain by eminent domain electricity generation and transmission facilities and natural gas transmission facilities, to encourage energy conservation programs, and to issue revenue bonds to finance such programs. The State Legislature is considering various other bills dealing with energy matters.

  Natural Gas Supplies. California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Shortages and pricing of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

  Litigation. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. See "Pending Litigation" below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy. Adverse rulings in certain of these matters may affect power costs borne by the DWR Power Supply Program described above.

  Prospects. The State Department of Finance believes that the potential economic impacts of the electricity situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 50th among the 50 states in energy expenditures as a percent of gross product, according to US Department of Energy data for 1999. Nonetheless, the Department believes that long-term business investment and location decisions may be adversely affected by the energy crisis.

  While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will mitigate future disruptions of the supply of electricity to the public and avoid them in the longer term, lower wholesale power prices and promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

  Tobacco Litigation. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion subject to adjustments over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01 the General Fund received $383 million in settlement payments. The May revision of the Governor's 2001-02 budget forecasts payments to the State totaling $475 million.

  The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of Federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages; see "Pending Litigation" below.

  Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. The litigation summarized below does not include litigation pending against local governmental agencies. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations. The litigation summaries presented below are based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers and other readily available public information sources. The Sponsor has not independently verified the information. Some of the more significant lawsuits pending against the State are described below.

  On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

  The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments-- $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement (Senate Bill 982) is currently in the State Assembly.

  In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

  The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

  The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The

California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

  In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

  The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

  In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. Oral argument has been set for June 14, 2001.

  Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

  On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District, against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the State Allocation Board at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). That case has since been transferred to Los Angeles County Superior Court. CASH seeks a writ of mandate against the State Allocation Board to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

  In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

  In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

Litigation Relating to Energy Matters

  Actions Seeking Compensation for Block Forward Contracts Commandeered by the Governor

  The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from Southern California Edison Company ("SCE") and Pacific Gas and Electric Company ("PG&E") in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The Board has consolidated the briefing and hearing of these three claims. The briefing schedule and hearing date have not been set by the Board.

  On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceeding to the Participants' Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants' Committee is to be filed with the Victim Compensation and Government Claims Board by May 31, 2001. The group claim will be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and will be presented at a June 22, 2001 Board meeting.

The impact of an adverse decision in one or more of the following cases may affect power costs in California, including those borne by the California Department of Water Resources (the "Department" or "DWR") Power Supply Program. For additional information relating to the Department's Power Supply Program, see "Recent Developments Regarding Energy" above.

  Actions Challenging the Governor's Authority to Commandeer Block Forward Contracts and Seeking Equitable Relief

  In Duke Energy Trading and Marketing v. Davis, et al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the California Independent Systems Operator ("ISO") from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the Department through April 30, 2001. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the District Court against co-defendant, the Power Exchange without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State's motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

  Tucson Electric v. Davis and California Power Exchange is a matter pending before Federal Energy Regulatory Commission ("FERC") in which Tucson Electric is challenging the Governor's commandeering of the block forward contracts. The State has filed an answer asserting, inter alia, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

  Actions Contesting the ISO's Authority to Continue to Order Power for PG&E and SCE

  In California Independent Systems Operator v. Reliant Energy Services et al. (U.S. District Court, E.D. Cal.), the ISO sued Reliant Energy ("Reliant") and three other energy producers (Williams, AES, and Dynegy) because they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a "System Emergency." The ISO filed an application for a TRO and preliminary injunction. The State of California acting through its Electricity Oversight Board intervened in the action in support of the ISO. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours' notice in the event of a favorable ruling by FERC on an Amendment to the ISO tariff proposed by the generators which would address the issues in the lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO's motion for preliminary injunction against Reliant and denied Reliant's motion to dismiss the ISO complaint. Reliant filed an emergency motion with the 9th Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

  On April 5, 2001, the Court of Appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC issued an order rejecting the ISO's position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

  In the same action, Reliant has filed a third-party complaint against the Department seeking a declaration that AB 1X should be read to require the Department to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include the Department based on the third-party complaint. On March 21, 2001, the District Court granted the Department's motion to dismiss Reliant's third-party complaint based on the Eleventh Amendment immunity. Reliant's appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying District Court case is currently "on hold" pending further FERC proceedings.

  In Duke Energy Trading and Marketing v. California Independent Systems Operator et al. (U.S. District Court C.D. Cal.), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke Energy is required to continue to supply power pursuant to ISO orders. On April 30, 2001, the District Court denied the ISO's motion to transfer venue to the Eastern District. Responsive pleadings are due June 25, 2001.

  See also the discussion below under "Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings" relating to the adversarial proceeding filed against the ISO by PG&E.

  Actions By Qualified Facilities for Relief From Long-Term Power Supply Contracts with SCE and PG&E

  In Luz Solar Partners, Ltd. v. Southern California Edison Company (Sacramento County Superior Court), and similar actions around the State, plaintiff, an independent power generator (a "Qualifying Facility" or "QF"), applied for a temporary restraining order and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the Attorney General filed an amicus curiae statement in support of SCE's opposition to Luz Solar.

  See also the discussion below under "Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings" relating to motions file by Qualified Facilities seeking approval for suspension of their long-term power supply contracts with the debtor.

  Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings

  On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, fines or penalties and environmental claims.

  On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the California Public Utilities Commission and its current Commissioners in their respective capacity (collectively "CPUC") to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection in its Transition Revenue Account to its Transition Cost

Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. The State filed an amicus brief supporting the CPUC's assertion of sovereign immunity. The PG&E and CPUC motions were heard on May 14, 2001. The court took the matters under submission and has not yet ruled.

  PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E's behalf unless the Department has agreed to pay for the power. This matter is set for hearing June 5, 2001. Reliant Energy Services has moved to intervene in the proceedings claiming it is suffering harm because it is providing the power that the ISO is sending to PG&E despite PG&E's lack of creditworthiness, allegedly in contravention of FERC's orders.

  More than twenty Qualified Facilities have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. In one such motion filed by a QF, Mid-Set Cogeneration Co., Mid-Set claims extreme financial hardship from having to provide power to PG&E without getting paid. Mid-Set claims that if it has to continue providing power without getting paid, it will be forced to shut down thereby harming PG&E and the public interest because the power it generates will not be available to California. It wants to suspend its obligations under the contract and sell power to financially responsible third parties. The court issued a tentative ruling May 16, 2001, denying the relief sought by Mid-Set. Thereafter, the court held an evidentiary hearing, and took the matter under submission.

  Action Challenging the Validity of Senate Bill 7X

  In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public fiends. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established Department of Water Resources Electric Power Fund. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

California Taxes--

  In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor under existing California law:

     The California Trust will not be treated as an association taxable as a corporation. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Unit Holders.

     Each Unit Holder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Unit Holder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Code, certain provisions of which are incorporated by reference under California law.

New Jersey Trust

  Risk Factors--Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the "State") and certain of its public authorities have undergone.

  The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

  During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to the State's economic expansion--the second strongest year for economic growth since 1988.

 Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year.

  In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with his recommendations to the Governor. The Governor then transmits his recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriations bill to the Governor for his signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when he determines that such expenditure is not in the best interest of the State.

  Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in business services (20,200) and in wholesale and retail trade (20,500). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

  During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters:" high technology, health, financial, entertainment and logistics. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

  Personal income in New Jersey, spurred by strong labor markets, increased by 5.46% in 1999, just below the 5.8% national rate. As a result, retail sales rose by an estimated 6.2 percent. The strong State economy also led to a 7% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses and low interest rates have increased spending on housing and consumer durable expenditures. In 1999, home building was at its highest level since 1988.

  New Jersey's unemployment rate remained low in 1999--close to the national average. Joblessness, in terms of both its absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

  The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 58,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a slowing in State personal income growth from 6.2% in 2000 to 5.9% in 2001.

  A slower growing national economy and the recent national election make it unclear as to what changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

 Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2000 and 2001 contain more risks than in the recent past, the basic fundamentals of the State's economic health remain favorable.

  The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's work force, and those maintaining a competitive business environment. Investments in each of these policy areas are critical in maintaining the long-term health of the State's economy.

  New Jersey has a Constitutional provision that requires the State to maintain a balanced budget. The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2001" refers to the State's fiscal year beginning July 1, 2000, and ending June 30, 2001. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections for Fiscal Year 2001 being more or less than forecasted. The State is bound, however, by the constitutional requirement that no appropriations law may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same Fiscal Year, exceeds the total amount anticipated revenues available therein, together with all other prior appropriations made for the same Fiscal Year, as certified by the Governor. The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The appropriations act provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for Fiscal Year 1997 was $281 million, for Fiscal Year 1998, $228 million, for Fiscal Year 1999, $276 million and for Fiscal Year 2000, $188 million. For Fiscal Year 2001, the balance at year end in the undesignated General Fund is estimated to be $163 million.

  State Aid to Local Governments is the largest portion of Fiscal Year 2002 appropriations. In fiscal year 2002, $9,151.0 million of the State's proposed appropriations consist of funds which are distributed to municipalities, counties and school districts. The largest recommended State Aid appropriation, in the amount of $7,451.0 million, is provided for local elementary and secondary education programs. Of this amount, $3,077.7 million is for core curriculum standards; $328.6 million is for early childhood aid; $439.8 million is Abbott v. Burke Parity Remedy aid; $301.5 million is for pupil transportation aid; $895.5 million is for special education; $97.0 million is for nonpublic school aid; and $154.3 million is for debt service on school bonds. Other significant amounts are $253.1 million for supplemental core curriculum standards aid and $197.5 million for demonstrably effective program aid. In addition, $904.0 million is appropriated on behalf of school districts as the employers' share of the social security and teachers' pensions and benefits programs.

  Recommended appropriations to the State Department of Community Affairs ("DCA") total $994.3 million in State Aid monies for Fiscal Year 2002. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $818.5 million. In addition, there is $17.4 million recommended for housing programs, $33.8 million for the municipal block grant program, $25.0 million for extraordinary aid.

 Appropriations recommended for the State Department of the Treasury total $496.9 million in State Aid monies for Fiscal Year 2002. The principal programs funded by these appropriations are aid to county colleges ($203.9 million); the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($92.0 million); $54.0 million for debt service for county investments in solid waste management facilities; and $13.1 million for business personal property tax depreciation adjustment. Also, $182.0 million is recommended for school renovations and construction funded by a portion of the increased cigarette tax ($50.0 million), lottery proceeds ($62.0 million), Tobacco Settlement Funds ($65.5 million), and earnings on the Fund for Free Public Schools ($4.5 million).

  The second largest portion of appropriations in Fiscal Year 2002 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for provision of services on behalf of the State. The amount recommended in Fiscal Year 2002 for grants-in-aid is $7,395.3 million.

  $2,886.0 million is recommended for programs administered by the State Department of Human Services. Of that amount, $1,692.4 million is for medical services provided under the Medicaid program, $369.7 million is for community programs for the developmentally disabled, $250.4 million is for community programs for the mentally ill, $291.7 million is for grant programs administered by the Division of Youth and Family Services, and $271.6 million is for welfare reform and homeless services.

  $903.1 million is recommended for programs administered by the Department of Health and Senior Services. Of that amount, $209.4 million is for medical services for the aged, $409.3 million is for pharmaceutical assistance to the aged and disabled, $121.0 million is for hospital charity care and KidCare, $70.8 million is for the Lifeline Program; $46.1 million is for addiction and AIDS Services, and $28.9 million is for other programs for the aged (e.g., ElderCare).

  $1,211.9 million is recommended to the Department of the Treasury. Included in this amount are the Homestead Rebate program ($343.1 million), NJ Saver ($607.4 million), which provides property tax relief to homeowners and renters, the senior and disabled citizen property tax freeze ($10.6 million), the earned income tax credit ($70.0 million), and the New Jersey Commission on Science and Technology ($23.9 million).

  $279.7 million is recommended for the State Department of Transportation for bus and railroad subsidies.

  $903.5 million is recommended for State colleges and universities. Other higher education appropriations are $422.9 million for various grant programs including $224.4 million for student financial assistance, $26.2 million to support independent colleges and universities, $54.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $32.9 million for debt service on the Higher Education Capital Improvement Program.

  $143.7 million is recommended for the Department of Corrections. The largest items of appropriation in this Department are $72.8 million for payments to county penal facilities to house State inmates and $62.5 million for the purchase of community services.

  $541.1 million is recommended for programs administered by the Department of Human Services. Of that amount, $408.7 million is appropriated for mental health and developmentally disabled programs, including the operation of six psychiatric institutions ($207.7 million) and seven developmental centers ($167.1 million).

  $27.8 million is recommended for administration of the Medicaid program; $16.2 million for administration of the various income maintenance programs, including Work First New Jersey; and $51.4 million for the Division of Youth and Family Services, which protects the children of the State from abuse and neglect.

  $57.7 million is recommended to the Department of Labor for the administration of programs for workers compensation, unemployment and temporary disability insurance, manpower development and health safety inspection.

  $94.2 million is recommended for the Department of Health and Senior Services for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, the uncompensated care program and senior services programs. $30.0 million is appropriated for anti-smoking programs to be funded from monies anticipated to be received from the settlement of the litigation with the tobacco companies.

  $1,251.8 million is recommended for the Department of Law and Public Safety ($462.4 million, including the Juvenile Justice Commission) and the Department of Corrections ($789.4 million). Among the programs funded by this recommended appropriation are the administration of the State's correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

  $240.6 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and the registration and regulation of motor vehicles and licensed drivers.

 $220.5 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife, and shellfish resources and for the provision of outdoor recreational facilities.

  The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal and interest payments and any redemption premium payments, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

New Jersey Taxes--

  In the opinion of Messrs. Drinker Biddle & Shanley LLP, special New Jersey counsel on New Jersey tax matters, under existing law:

     The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

     The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New
  Jersey Trust for purposes of the New Jersey Gross Income Tax Act, and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption, or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey Gross Income Tax Act (P.L. 1976 c. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax Act.

     Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.

TAX FREE VS. TAXABLE INCOME
  The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. These tables reflect projected federal income tax rates and tax brackets for the 2001 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and lower federal income tax rates are scheduled to be phased in over the next six years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of California and filing a Joint Return with $53,000 in taxable income for the 2001 tax year would need a taxable investment yielding 8.87% in order to equal a tax-free return of 6.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

                              STATE OF CALIFORNIA
2001 Tax Year

                    Approx. Combined         TAX EXEMPT YIELD
Taxable             Federal & State  4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
Income Bracket          Tax Rate
                                         TAXABLE EQUIVALENT YIELD
                                               JOINT RETURN
$      0 -  12,000       10.90%      4.49% 5.05% 5.61%  6.17%  6.73%  7.30%
$ 12,001 -  25,878       16.70       4.80  5.40  6.00   6.60   7.20   7.80
$ 25,879 -  40,842       18.40       4.90  5.51  6.13   6.74   7.35   7.97
$ 40,843 -  45,200       20.10       5.01  5.63  6.26   6.88   7.51   8.14
$ 45,201 -  56,696       32.32       5.91  6.65  7.39   8.13   8.87   9.60
$ 56,697 -  71,652       33.76       6.04  6.79  7.55   8.30   9.06   9.81
$ 71,653 - 109,250       34.70       6.13  6.89  7.66   8.42   9.19   9.95
$109,251 - 132,950       37.42       6.39  7.19  7.99   8.79   9.59  10.39
$132,951 - 166,500       38.26       6.48  7.29  8.10   8.91   9.72  10.53
$166,501 - 297,350       42.93       7.01  7.89  8.76   9.64  10.51  11.39
Over $297,350            45.83       7.38  8.31  9.23  10.15  11.08  12.00
                                              SINGLE RETURN
$      0 -   5,459       10.90%      4.49% 5.05% 5.61%  6.17%  6.73%  7.30%
$  5,460 -   6,000       11.80       4.54  5.10  5.67   6.24   6.80   7.37
$  6,001 -  12,939       16.70       4.80  5.40  6.00   6.60   7.20   7.80
$ 12,940 -  20,421       18.40       4.90  5.51  6.13   6.74   7.35   7.97
$ 20,422 -  27,050       20.10       5.01  5.63  6.26   6.88   7.51   8.14
$ 27,051 -  28,348       32.32       5.91  6.65  7.39   8.13   8.87   9.60
$ 28,349 -  35,826       33.76       6.04  6.79  7.55   8.30   9.06   9.81
$ 35,827 -  65,550       34.70       6.13  6.89  7.66   8.42   9.19   9.95
$ 65,551 - 132,950       37.42       6.39  7.19  7.99   8.79   9.59  10.39
$132,951 - 136,750       38.26       6.48  7.29  8.10   8.91   9.72  10.53
$136,751 - 297,350       42.93       7.01  7.89  8.76   9.64  10.51  11.39
Over $297,350            45.83       7.38  8.31  9.23  10.15  11.08  12.00

        See the Notes to the California tax table on the following page.

Note: This table reflects the following:
  1 The above tax rates represent 2001 federal income tax rates and 2000 California income tax rates. California has not yet published its 2001 personal income tax rates.
  2 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions (including the deduction for state income tax). However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of this phase out is not reflected in the above table.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.
  5 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

                              STATE OF NEW JERSEY
2001 Tax Year

                    Approx. Combined        TAX EXEMPT YIELD
Taxable             Federal & State  4.00% 4.50% 5.00% 5.50% 6.00%  6.50%
Income Bracket          Tax Rate
                                        TAXABLE EQUIVALENT YIELD
                                              JOINT RETURN
$      0 -  12,000       11.26%      4.51% 5.07% 5.63% 6.20%  6.76%  7.32%
$ 12,001 -  20,000       16.19       4.77  5.37  5.97  6.56   7.16   7.76
$ 20,001 -  45,200       16.49       4.79  5.39  5.99  6.59   7.18   7.78
$ 45,201 -  50,000       29.26       5.65  6.36  7.07  7.77   8.48   9.19
$ 50,001 -  70,000       29.76       5.70  6.41  7.12  7.83   8.54   9.25
$ 70,001 -  80,000       30.52       5.76  6.48  7.20  7.92   8.64   9.36
$ 80,001 - 109,250       31.98       5.88  6.62  7.35  8.09   8.82   9.56
$109,251 - 132,950       34.82       6.14  6.90  7.67  8.44   9.20   9.97
$132,951 - 150,000       35.69       6.22  7.00  7.78  8.55   9.33  10.11
$150,001 - 166,500       36.27       6.28  7.06  7.85  8.63   9.41  10.20
$166,501 - 297,350       41.09       6.79  7.64  8.49  9.34  10.18  11.03
Over $297,350            44.08       7.15  8.05  8.94  9.84  10.73  11.62
                                              SINGLE RETURN
$      0 -   6,000       11.26%      4.51% 5.07% 5.63% 6.20%  6.76%  7.32%
$  6,001 -  20,000       16.19       4.77  5.37  5.97  6.56   7.16   7.76
$ 20,001 -  27,050       16.49       4.79  5.39  5.99  6.59   7.18   7.78
$ 27,051 -  35,000       29.26       5.65  6.36  7.07  7.77   8.48   9.19
$ 35,001 -  40,000       30.52       5.76  6.48  7.20  7.92   8.64   9.36
$ 40,001 -  65,550       31.78       5.86  6.60  7.33  8.06   8.80   9.53
$ 65,551 -  75,000       34.62       6.12  6.88  7.65  8.41   9.18   9.94
$ 75,001 - 132,950       35.40       6.19  6.97  7.74  8.51   9.29  10.06
$132,951 - 136,750       36.27       6.28  7.06  7.85  8.63   9.41  10.20
$136,751 - 297,350       41.09       6.79  7.64  8.49  9.34  10.18  11.03
Over $297,350            44.08       7.15  8.05  8.94  9.84  10.73  11.62

  Note: This table reflects the following:
  1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
  2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
  3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
  4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

                                         TAX EXEMPT SECURITIES TRUST
  ----------------------------------------------------------------

                      9,000 Units   Dated August 17, 2001

                                   PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-67364, 333-64372 and 333-63290) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

  . electronic request (after paying a duplicating fee) at the following E-
    mail address: publicinfo@sec.gov
  . visiting the SEC internet address: http://www.sec.gov
  . writing: Public Reference Section of the Commission, 450 Fifth Street,
    N.W., Washington, DC 20549-6009
--------------------------------------------------------------------------------

                   Index                              Sponsor:


     Investment Summary                   A-2         Salomon Smith Barney Inc.
     Summary of Essential Information     A-7         7 World Trade Center
     Portfolio Summary as of Date of                  40th Floor
      Deposit                             A-9         New York, New York 10048
     Independent Auditors' Report         A-11        (212) 816-6000
     Statements of Financial Condition    A-12
     Portfolios                           A-13        Trustee:
     Notes to Portfolios of Securities    A-17
     Tax Exempt Securities Trust          B-1         The Chase Manhattan Bank
     Risk Factors                         B-2         4 New York Plaza
     Taxes                                B-8         New York, New York 10004
     Expenses and Charges                 B-13        (800) 354-6565
     Public Offering                      B-14
     Rights of Holders                    B-18        -------------------------
     Sponsor                              B-21
     Trustee                              B-22        This Prospectus does not
     Evaluator                            B-23        constitute an offer to
     Amendment and Termination of the                 sell, or a solicitation
      Trust Agreement                     B-24        of an offer to buy,
     Miscellaneous                        B-24        securities in any state
     Bond Ratings                         B-25        to any person to whom it
     Federal Tax Free vs. Taxable Income  B-28        is not lawful to make
     The State Trusts                     C-1         such offer in such
     Tax Free vs. Taxable Income          C-26        state.

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                             [LOGO OF SALOMON SMITH BARNEY]
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No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.
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Salomon Smith Barney is the service mark used by Salomon Smith Barney Inc.
                                                                 UT 6798 (08/01)